UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Advaxis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION DATED FEBRUARY    , 2022

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Advaxis, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about               , 2022.

Advaxis, Inc.

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                  , 2022

, 2022

Dear Stockholders of Advaxis, Inc.:

The Board of Directors (the “Board”) of Advaxis, Inc., a Delaware corporation (the “Company”) has called for a Special Meeting of stockholders (the “Special Meeting”). The Special Meeting will be held entirely online. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ADXS2022SM where they will be able to listen to the meeting live, submit questions and vote.

The Special Meeting has been called by the Board of Directors to submit to stockholders for approval the following matters:

1.

To approve an amendment to the Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of our common stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders; and

2.	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board has fixed the close of business on         , 2022 as the record date for determination of the stockholders entitled to vote at the Special Meeting and any adjournments or postponements thereof. Please complete, sign and submit your proxy, which is solicited by the Board of Directors, as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You can ensure that your shares are voted at the Special Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Special Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposal made by us.

This Notice of Special Meeting of Stockholders, Proxy Statement and the proxy card are available online at: www.virtualshareholdermeeting.com/ADXS2022SM.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Kenneth A. Berlin
Kenneth A. Berlin
President and Chief Executive Officer, Interim Chief Financial Officer

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

SPECIAL MEETING PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON              , 2022

The Notice of Special Meeting, Proxy Statement and Proxy are available at: www.virtualshareholdermeeting.com/ADXS2022SM

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Advaxis, Inc. (the “Company”) for a Special Meeting of Stockholders (the “Special Meeting”) and for any adjournment or postponement of the Special Meeting. The mailing of the notice of internet availability of these proxy materials will commence on         , 2022.

The Special Meeting will be held entirely online. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ADXS2022SM on         , 2022, beginning at 10:00 am, local time. In this Proxy Statement, “we,” “us,” “our,” “Advaxis” and the “Company” refer to Advaxis, Inc.

This Proxy Statement is being made available to you because you own shares of our Series D convertible redeemable preferred stock, and/or our common stock, in each case $0.001 par value per share, as of the record date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: What is the purpose of the Special Meeting?

A: The purposes of the Special Meeting are to hold a stockholder vote on the following matters:

1.

To approve an amendment to the Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of our common stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders; and

2.	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Other than these proposals, no other proposal will be presented for a vote at the Special Meeting. We refer herein to Proposal No. 1 as the “Reverse Stock Split Proposal” and to Proposal No. 2 as the “Adjournment Proposal.”

Q: Who is entitled to vote at the Special Meeting?

A: Only holders of our common stock, par value $0.001 per share (the “Common Stock”) or Series D convertible redeemable preferred stock, par value $0.001 per share (the “Preferred Stock”), as of the close of business on , 2022, the record date for the Special Meeting (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Special Meeting, while holders of the Preferred Stock are entitled to vote only on the Reverse Stock Split Proposal.

On January 31, 2022, the Company closed a preferred stock offering in which the Company issued 1,000,000 shares of the Preferred Stock, with an aggregate stated value of $5,000,000. Total net proceeds from the offerings, before deducting the placement agent’s fees and other estimated offering expenses, were approximately $ 4.75 million. Each share of Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $0.25 per share, conditioned on the Reverse Stock Split Proposal being approved by the Company’s stockholders.

As of the Record Date, there were           shares of Common Stock and 1,000,000 shares Preferred Stock outstanding and entitled to vote. Holders of Common Stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class.

You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

Q: How will my shares be voted at the Special Meeting?

A: Holders of Common Stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class.

Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Special Meeting. As of the Record Date, there were               shares of our Common Stock issued and outstanding.

Each share of Preferred Stock outstanding on the Record Date entitles the holder thereof to 30,000 votes on the Reverse Stock Split Proposal, and shall have no votes as to any other matter. As of the Record Date, there were 1,000,000 shares of our Preferred Stock issued and outstanding, convertible into an aggregate of 20,000,000 shares of Common Stock, and having a total of 30,000,000,000 votes on the Reverse Stock Split Proposal (and no votes on the Adjournment Proposal).

With respect to the Reverse Stock Split Proposal, there are thus an aggregate of                  votes that may be cast buy the holders of Common Stock and Preferred Stock.

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The holders of the Preferred Stock have agreed, through the date the reverse stock split contemplated by the Reverse Stock Split Proposal is consummated, that they will not convert any shares of the Preferred Stock into Common Stock nor will they transfer, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of any shares of Preferred Stock.

The holders have also agreed to vote, and to cause its affiliates to vote, all shares of Preferred Stock owned by such holder or its affiliates, as applicable, on any resolution presented to the stockholders of the Company for purposes of approving the Reverse Stock Split Proposal. The terms of the Preferred Stock provide that the shares of Preferred Stock, when cast, shall automatically be voted in a manner that “mirrors” the proportions on which the shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Reverse Stock Split Proposal. For example, if 30% of the aggregate votes cast by Common Stock voting in connection with the Reverse Stock Split Proposal are voted against such resolutions and 70% of the aggregate votes cast by Common Stock voting in connection with the Reverse Stock Split Proposal are voted in favor thereof, then 30% of the votes cast by the shares of Preferred Stock voting in connection with the Reverse Stock Split Proposal shall vote against the approval of the Reverse Stock Split Proposal and 70% of such votes shall be cast in favor of such Reverse Stock Split Proposal. The holders of the Preferred Stock have also agreed, promptly upon request by the Company, to grant the Company (or its designee) an irrevocable proxy to vote all shares of Preferred Stock in accordance with the description of voting in this paragraph.

Q: How do I vote?

A: If you were a holder of our Common Stock or Preferred Stock as of the Record Date, you may vote in person at the Special Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to www.virtualshareholdermeeting.com/ADXS2022SM and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Special Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Special Meeting, in the sole discretion of the proxy.

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Q: What shares may I vote?

A: If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate. If a beneficial owner who holds shares in street name does not provide specific voting instructions to their brokerage firm, bank, broker dealer or other nominee, under the rules of certain securities exchanges, the brokerage firm, bank, broker dealer or other nominee holding those shares may generally vote as the nominee determines in its discretion on behalf of the beneficial owner on routine matters but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” The proposal involves matters we consider routine under the applicable rules. Accordingly, if you do not give instructions to your broker, the broker may vote your shares in its discretion on the proposal and therefore no broker non-votes are expected in connection with the proposal. If you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

●	Proposal No. 1. “FOR” an amendment to the Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of our Common Stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our Common Stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders; and

●	Proposal No. 2. “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting via the live webcast at the Special Meeting, or by sending a written revocation of your proxy addressed to our Corporate Secretary at our principal executive office. Your latest dated proxy card is the one that will be counted.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record: If your shares are registered directly in your name with Advaxis’ transfer agent, Continental Stock Transfer and Trust Company, or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Advaxis or to vote your shares in person at the Special Meeting.

Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.

Q: What are the recommendations of the Board?

A. The Board recommends that you vote:

1.

“FOR” the proposed amendment to the Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of our Common Stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our Common Stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders.

2.	“FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

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Q: What constitutes a quorum at the Special Meeting?

A: The presence, by accessing online or being represented by proxy, at the Special Meeting of the holders of a one-third of the shares of our Common Stock and Preferred Stock (on an as-converted basis) outstanding, or equal to              shares. Each Preferred Stock is convertible into 20 shares of Common Stock and shall be counted on that basis, for a total of 20,000,000 votes, solely for purposes of determining a quorum.

Q: What vote is required to approve each proposal?

A: The proposals to be voted upon at the Special Meeting have the following vote requirement:

Proposal No. 1: Proposed Amendment to the Charter to effect the reverse stock split of our Common Stock. The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock and Preferred Stock entitled to vote at the Special Meeting, voting as a single class, assuming a quorum is present, is required to approve the Reverse Stock Split Proposal.

Proposal No. 2: Proposed adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, assuming a quorum is present, is required for approval of Proposal No. 2.

Q: What is the effect of abstentions and broker non-votes?

A: An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Special Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the proposal presented.

A: “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is not “routine” as defined by the rules of certain securities exchanges, the brokerage firm, bank, broker dealer or other nominee holding those shares. Proposal No. 1 involves a matter we consider routine under the applicable rules. Accordingly, if you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposal No. 1 and therefore no broker non-votes are expected in connection with Proposal No. 1. We do not believe brokers will have discretionary authority to vote on Proposal No. 2. Accordingly, brokers who do not receive instructions from the beneficial owner will not vote on the Adjournment Proposal.

The votes of the Preferred Stock on Proposal No. 1 will mirror only votes cast by the Common Stock, without regard to abstentions by holders of our Common Stock.

Q: May I change my vote?

A. Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Special Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.

Q: Who is paying for this proxy solicitation?

A. We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company may retain a third-party proxy solicitor for the Special Meeting, whose costs we estimate would be approximately $           .. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Q: Am I entitled to dissenters’ rights?

A: No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Charter, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Special Meeting.

Q: How can I find out the results of the voting at the Special Meeting?

A: Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the completion of the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Advaxis has determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that Advaxis includes shares of Common Stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of February 1, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Shares of Common Stock Beneficially Owned		Number of Shares of Preferred Stock		Percentage of Shares of Preferred Stock Beneficially Owned

Directors and Named Executive Officers
Kenneth Berlin(1)	143,000	*	%	-	*		%
Igor Gitelman(2)	16,667	*	%	-	*		%
David Sidransky(3)	29,021	*	%	-	*		%
Roni Appel(4)	32,659	*	%	-	*		%
Richard Berman(5)	24,112	*	%	-	*		%
Samir Khleif(6)	27,973	*	%	-	*		%
James Patton(7)	39,878	*	%	-	*		%
Andres Gutierrez(8)	62,084	*	%	-	*		%
All current Directors and Executive Officers as a group (8 individuals)(9)	375,394	*	%	-	*		%

* Constitutes less than 1% of our outstanding Common Stock.

(1)	Represents 21,667 issued shares of our Common Stock, and options to purchase 121,333 shares of our Common Stock exercisable within 60 days.
(2)	Represents options to purchase 16,667 shares of our Common Stock exercisable within 60 days.
(3)	Represents 7,355 issued shares of our Common Stock and options to purchase 21,666 shares of our Common Stock exercisable within 60 days.
(4)	Represents 10,476 issued shares of our Common Stock, options to purchase 20,294 shares of our Common Stock exercisable within 60 days and warrants to purchase 1,889 shares of our Common Stock exercisable within 60 days.
(5)	Represents 3,711 issued shares of our Common Stock and options to purchase 20,401 shares of our Common Stock exercisable within 60 days.
(6)	Represents 4,639 issued shares of our Common Stock and options to purchase 23,334 shares of our Common Stock exercisable within 60 days.
(7)	Represents 19,117 issued shares of our Common Stock and options to purchase 20,761 shares of our Common Stock exercisable within 60 days.
(8)	Represents 3,750 issued shares of our Common Stock and options to purchase 58,334 shares of our Common Stock exercisable within 60 days.
(9)	Represents 70,715 issued shares of our Common Stock and options to purchase 302,790 shares of our Common Stock exercisable within 60 days and warrants to purchase 1,889 shares of our Common Stock exercisable within 60 days.

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MANAGEMENT

The Board of Directors of the Company, or the “Board,” are elected at the annual meeting of stockholders, and serve for the term for which each director is elected and until his or her successor is elected and qualified. Executive officers of the Company are elected by the Board, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors has been involved in any legal proceedings of the type requiring disclosure by the Company during the past ten years.

The following table sets forth the names and ages of all directors continuing in office, director nominees and executive officers of the Company and their respective positions with the Company as of the date of this Proxy Statement:

Name	Age	Position
Dr. David Sidransky	61	Chairman of our Board of Directors
Dr. James P. Patton	64	Vice Chairman of our Board of Directors
Roni A. Appel	55	Director
Kenneth A. Berlin	57	President, Chief Executive Officer, Interim Chief Financial Officer and Director
Richard J. Berman	79	Director
Dr. Samir N. Khleif	58	Director
Andres Gutierrez	61	Chief Medical Officer and Executive Vice President
Igor Gitelman	46	Chief Accounting Officer, VP of Finance

Board of Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

Dr. David Sidransky

Dr. Sidransky currently serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by Time magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman or Lead of the board of directors of Champions Oncology since October 2007 and was a director and Vice-Chairman of ImClone Systems until its merger with Eli Lilly Inc. He is the Chairman of Tamir Biotechnology and Ayala and serves on the board of directors of Galmed and Orgenesis. He has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research. He earned his B.S. from Brandeis University and his M.D. from Baylor College of Medicine. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

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Dr. James P. Patton

Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 2005, as well as a period from July 2013 until May 2015, and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania from 1999 until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

Roni A. Appel

Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 until December 2006 and Secretary and Chief Financial Officer from November 2004 to September 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant and the Co-Founder and President of Spirify Pharma Inc. Previously, he served as Chief Executive Officer of Anima Biotech Inc., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1996, he worked as an attorney. Mr. Appel holds an M.B.A from Columbia University (1998) and an LL.B. from Haifa University (1994). Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early-stage biotech businesses qualify him to serve as our director.

Kenneth Berlin

Mr. Berlin has served as our President and Chief Executive Officer and a member of our Board of Directors since April 2018. Mr. Berlin has served as our Interim Chief Financial Officer since September 2020. Prior to joining Advaxis, Mr. Berlin served as President and Chief Executive Officer of Rosetta Genomics from November 2009 until April 2018. Prior to Rosetta Genomics, Mr. Berlin was Worldwide General Manager at cellular and molecular cancer diagnostics developer Veridex, LLC, a Johnson & Johnson company. At Veridex he grew the organization to over 100 employees, launched three cancer diagnostic products, led the acquisition of its cellular diagnostics partner, and delivered significant growth in sales as Veridex transitioned from an R&D entity to a commercial provider of oncology diagnostic products and services. Mr. Berlin joined Johnson & Johnson in 1994 and served as corporate counsel for six years. From 2001 until 2004 he served as Vice President, Licensing and New Business Development, in the pharmaceuticals group, and from 2004 until 2007 served as Worldwide Vice President, Franchise Development, Ortho-Clinical Diagnostics. Mr. Berlin holds an A.B. degree from Princeton University and a J.D. from the University of California Los Angeles School of Law. Mr. Berlin’s experience in life science companies, as well as his business experience in general, qualify him to service as our director.

Richard J. Berman

Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006-2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. Mr. Berman currently serves as a director of four public healthcare companies Cryoport Inc., Advaxis, Inc., BioVie, Inc. and BriaCell Therapeutics. Recently, he became a director of Comsovereign Holding Corp, a leader in the drone market. From 2002 to 2010, he was a director at Nexmed Inc. (now Apricus Biosciences, Inc.) where he also served as Chairman/CEO in 2008 and 2009. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and served as director from 1998-2012. Previously, Mr. Berman worked at Goldman Sachs, was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments, created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE), helped to create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

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Dr. Samir Khleif

Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

Andres Gutierrez, M.D., Ph.D.

Dr. Gutierrez has served as our Executive Vice President and Chief Medical Officer since April 2018. Prior to joining Advaxis, Dr. Gutierrez served as Chief Medical Officer for Oncolytics Biotech, Inc. from November 2016 to April 2018. Prior to Oncolytics, Dr. Gutierrez was Chief Medical Officer at SELLAS Life Sciences Group from November 2015 to September 2016 and was Medical Director, Early Development Immuno-Oncology, at Bristol-Myers Squibb from October 2012 to November 2015 where he oversaw the development of translational and clinical development of immunooncology programs in solid tumors and hematological malignancies. Earlier, Dr. Gutierrez was medical director for several biotechnology companies, including Sunesis Pharmaceuticals, BioMarin Pharmaceutical, Proteolix and Oculus Innovative Sciences, leading key programs with talazoparib, carfilzomib, nivolumab, relatlimab and anti-CXCR4, among others. Prior to Oculus, he served as Director of the Gene & Cell Therapy Unit at the National Institutes of Health in Mexico City and as a consultant physician at the Hospital Angeles del Pedregal.

Independence of the Board of Directors

Each of our incumbent non-employee directors is independent in accordance with the definition set forth in the OTCQX rules. Each nominated member of each of our Board committees is an independent director under the OTCQX standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Board Committees

Presently, the Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Research and Development Committee. Each of the standing committees is comprised solely of independent directors.

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The members of the Committees of the Board as of the date of this Proxy Statement are:

Board Committees

Audit Committee: The Audit Committee of our Board of Directors is currently composed of Mr. Berman (Chairman), Mr. Appel and Dr. Patton, all of whom satisfy the independence and other standards for Audit Committee members under the OTCQX rules and the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for recommending the engagement of auditors to the full Board, reviewing the results of the audit engagement with the independent registered public accounting firm, reviewing the quality and integrity of our financial statements in consultation with our independent accountants, and suggesting an appropriate course of action for any irregularities, reviewing the adequacy, scope, and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm, and reviewing the auditors’ fees. For fiscal year 2021, Mr. Berman served as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K. The Audit Committee held six meetings during the most recent fiscal year.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://www.advaxis.com/corporate-governance/governance-overview.

Compensation Committee: The Compensation Committee of our Board of Directors currently consists of Mr. Berman, and Drs. Khleif and Sidransky (Chairman). The Compensation Committee determines the salaries, bonuses, and incentive and equity compensation of our officers subject to applicable employment agreements, provides recommendations for the salaries and incentive compensation of our other employees and consultants, and reviews and oversees our compensation programs and policies generally. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. The Compensation Committee conducts at least five regularly scheduled meetings each year, which are regularly attended by the Chief Executive Officer. The Compensation Committee engaged AON Consulting, a compensation consultant, in September 2020, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. The Compensation Committee held six meetings during the 2020 fiscal year.

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Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Drs. Patton (Chairman), Appel and Sidransky. The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board, advising the Board with respect to matters of board composition, procedures and committees, developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management, and overseeing the annual evaluation of the Board and our management. The Nominating and Governance Committees held three meetings during the 2020 fiscal year.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at https://www.advaxis.com/corporate-governance/governance-overview.

Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 9 Deer Park Drive, Suite K-1, Monmouth Junction, NJ 08852. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board and must include the information required pursuant to the By-Laws with respect to the nominating stockholder and the director nominee.

The Company must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not later than the later of 90 days prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is made by the Company.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate and will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics. In February 2020, the Nominating and Corporate Governance Committee instituted a policy whereby diversity, including diversity of gender, origin and background, became a key consideration when identifying candidates for membership on the Board. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board.

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Research and Development Committee: The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Drs. Sidransky, Khleif (Chairman) and Patton. The functions of the Research and Development Committee include providing advice and guidance to the Board on scientific matters and providing advice and guidance to the Board on medical matters. The Research and Development Committee held did not hold any meetings during the 2020 fiscal year.

Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on April 23, 2018, Kenneth Berlin was appointed President and Chief Executive Officer and named a member of the Board of Directors. Mr. Berlin’s knowledge of industry standards and his experience in industry operations, and his leadership experience complements Dr. Sidransky’s scientific knowledge.

While we do not have a formal policy regarding the separation of our principal executive officer and chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This leadership structure promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees, senior management and Board, including the Chief Executive Officer and Chief Accounting Officer. The Code of Business Conduct and Ethics is available on our website at http://www.advaxis.com/corporate-governance/governance-overview.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the principal executive officer, enables the Board to effectively oversee our risk management function.

Certain Relationships and Related Person Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all transactions that we enter will meet this policy standard at the time they occur. Presently, we have no such related party transactions.

Communications with the Board of Directors

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

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PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING

PROPOSAL NO. 1 – APPROVAL OF THE AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE “CHARTER”) OF ADVAXIS TO EFFECT THE REVERSE STOCK SPLIT

General

At the Special Meeting, our stockholders will be asked to approve a proposal to amend the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of the issued and outstanding shares of our Common Stock, at a reverse stock ratio to be determined by the Board in the range of between one new share for one-for-twenty to one-for-eighty (or any number in between) shares outstanding. Upon the effectiveness of such amendment to the amended and restated certificate of incorporation of Advaxis to effect the reverse stock split, or the reverse stock split effective time, the issued and outstanding shares of our Common Stock immediately prior to the reverse stock split effective time will be reclassified into a smaller number of shares such that an Advaxis stockholder will own one new share of our Common Stock for each 20 to 80 (or any number in between) shares of issued Common Stock held by such stockholder immediately prior to the reverse stock split effective time, as specified.

By approving this Proposal No. 1, Advaxis stockholders will: (a) approve an amendment to the amended and restated certificate of incorporation of Advaxis pursuant to which any whole number of issued and outstanding shares of Common Stock between and including 20 to 80 (or any number in between) and could be combined and reclassified into one share of Common Stock; and (b) authorize the Company’s board of directors to file only one such amendment, as determined by the Company’s board of directors in its sole discretion, and to abandon each amendment not selected by the Company’s board of directors. Should Company receive the required stockholder approval for this Proposal No. 1, and following such stockholder approval, the Company’s board of directors determines that effecting the reverse stock split is in the best interests of Company and its stockholders, the reverse stock split will become effective as specified in the amendment filed with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the Company’s board of directors within the limits set forth in this Proposal No. 1 to be combined and reclassified into one share of our Common Stock. Accordingly, upon the effectiveness of the amendment to the amended and restated certificate of incorporation of Advaxis to effect the reverse stock split, or the split effective time, every 20 to 80 shares (or any number in between) of our Common Stock outstanding immediately prior to the split effective time will be combined and reclassified into one share of our Common Stock.

The amendment to the amended and restated certificate of incorporation of Advaxis to effect the reverse stock split, as more fully described below, will affect the reverse stock split but will not change the number of authorized shares of our Common Stock or Preferred Stock, or the par value of our Common Stock or Preferred Stock.

A copy of the proposed form of certificate of amendment to the amended and restated certificate of incorporation of Advaxis to effect the reverse stock split is attached as Appendix A to this proxy statement/prospectus/information statement.

Notwithstanding approval of this Proposal No. 1 by Advaxis stockholders, the Company’s board of directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split, as permitted under Section 242(c) of the DGCL.

Outstanding Shares

Our Amended and Restated Certificate of Incorporation currently authorizes us to issue a maximum of 170,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. Our issued and outstanding securities as of                           , 2022 are as follows:

●	shares of Common Stock; and

●	1,000,000 shares of Preferred Stock.

Purpose

The Company’s board of directors approved the proposal to amend the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split for the following reasons:

●	the Company’s board of directors believes effecting the reverse stock split will result in an increase in the minimum bid price of our Common Stock and allow for the relisting of our Common Stock on The Nasdaq Capital Market in the future; and

●	the Company’s board of directors believes a higher stock price may help generate investor interest in Advaxis and help Advaxis attract and retain employees.

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If the reverse stock split successfully increases the per share price of our Common Stock, the Company’s board of directors also believes this increase may increase trading volume in our Common Stock and facilitate future financings by Company.

Background

As previously disclosed on its Current Report on Form 8-K filed on July 6, 2021, the Company, Advaxis Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).

Subsequently, on November 16, 2021, the Company convened a Special Meeting of Stockholders. The purpose of that special meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on October 21, 2021 (the “Definitive Proxy Statement”). The Special Meeting was adjourned to December 7, 2021 to solicit additional proxies to vote in favor of the proposals described in the Definitive Proxy Statement, one of which included a reverse stock split proposal.

On December 7, 2021, the Company’s reconvened its Special Meeting of Stockholders (the “Reconvened Special Meeting”). As previously disclosed on its Current Report on Form 8-K filed on December 7, 2021, the Reconvened Special Meeting was adjourned to December 16, 2021 to solicit additional proxies to vote in favor of Proposal No. 2 – Reverse Stock Split Proposal (“Proposal No. 2”) and one other proposal, as described in the Definitive Proxy Statement.

On December 16, 2021, the Company’s reconvened its Special Meeting of Stockholders (the “Second Reconvened Special Meeting”). As previously disclosed on its Current Report on Form 8-K filed on December 17, 2021, the Company’s stockholders did not approve Proposal No. 2 or the other proposal. Approval of Proposal No. 2 was necessary for the Company’s to issue the merger consideration to the Biosight Shareholders. Accordingly, the Company’s stockholder approval, which was a condition to the obligations of each party under the Merger Agreement, was not obtained, and the Merger Agreement was subsequently terminated in accordance with its terms.

Issuance of Preferred Stock with 30,000 Votes per Share

At the Special Meeting of Stockholders convened on November 16, 2021, and such meeting as it reconvened following the adjournments described above, a proposal to approve a reverse stock split received the support of a clear majority of the votes cast on the proposal, with 60.3% of the votes cast on the proposal voting in favor of approval. However, because the approval of the proposal required the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote, the total number of shares voted in favor of the proposal was not sufficient to effect approval, even though the clear desire of the voting stockholders was in favor of approval.

This followed a similar dynamic that occurred at the Company’s Annual Meeting of Stockholders convened on June 3, 2021, which meeting was adjourned twice, to June 17, 2021 and then to July 1, 2021. At that meeting, a proposal to approve a reverse stock split also received the support of a clear majority of the votes cast on the proposal, with 65.4% of the votes cast on the proposal voting in favor of approval. However, due to the requirement that the proposal received for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote, the total number of shares voted in favor of the proposal was not sufficient to effect approval, even though, as with the later meeting, the clear desire of the voting stockholders was in favor of approval.

In preparing for both meetings, the Company engaged proxy solicitors, and with their assistance, engaged in substantial efforts to encourage holders of the Common Stock to vote at the meeting. However, despite these efforts, the total number of votes received at each meeting was not sufficient to allow even the substantial percentage of such votes voted in favor of the reverse split proposals to cause them to be effected.

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As a result, following a structure that has been used by several companies in recent months when confronted with similar difficulty in soliciting sufficient total votes at a meeting, on January 31, 2022, the Company issued, pursuant to a Securities Purchase Agreement with several institutional investors, 1,000,000 shares of the Preferred Stock, at an offering price of $4.75 per share, representing a 5% original issue discount to the stated value of $5.00 per share, for gross proceeds of approximately $4.75 million in the aggregate for the Offering, before the deduction of the fees and offering expenses of the Company’s financial advisor. Following the approval of the Reverse Stock Split Proposal, the shares of Preferred Stock will be convertible, at a conversion price of $0.25 per share, into shares of Common Stock (subject in certain circumstances to adjustments).

The holders of the Preferred Stock have agreed, through the date the reverse stock split contemplated by the Reverse Stock Split Proposal is consummated, that they will not convert any shares of the Preferred Stock into Common Stock nor will they transfer, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of any shares of Preferred Stock.

The holders have also agreed to vote, and to cause its affiliates to vote, all shares of Preferred Stock owned by such holder or its affiliates, as applicable, on any resolution presented to the stockholders of the Company for purposes of approving the Reverse Stock Split Proposal. The terms of the Preferred Stock provide that the shares of Preferred Stock, when cast, shall automatically be voted in a manner that “mirrors” the proportions on which the shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Reverse Stock Split Proposal. For example, if 30% of the aggregate votes cast by Common Stock voting in connection with the Reverse Stock Split Proposal are voted against such resolutions and 70% of the aggregate votes cast by Common Stock voting in connection with the Reverse Stock Split Proposal are voted in favor thereof, then 30% of the votes cast by the shares of Preferred Stock voting in connection with the Reverse Stock Split Proposal shall vote against the approval of the Reverse Stock Split Proposal and 70% of such votes shall be cast in favor of such Reverse Stock Split Proposal. The holders of the Preferred Stock have also agreed, promptly upon request by the Company, to grant the Company (or its designee) an irrevocable proxy to vote all shares of Preferred Stock in accordance with the description of voting in this paragraph.

Nasdaq Requirements for Listing on Nasdaq

As previously disclosed on its Current Report on Form 8-K filed on December 22, 2021, the Company received a notification from Nasdaq indicating that, as a result of the Company’s previously disclosed noncompliance with Nasdaq Listing Rules 5550(b), Nasdaq had determined to delist our Common Stock from the Nasdaq Capital Market and, accordingly, suspended trading in our Common Stock on December 23, 2021.

Our Common Stock was then listed on OTCQX® Best Market under the symbol “ADXS”, where it is still currently listed.

In order to relist on Nasdaq, the listing standards of Nasdaq will require the Company to have, among other things, a $4.00 per share minimum bid price for a certain number of trading days. Therefore, the reverse stock split is necessary to relist on Nasdaq.

One of the effects of the reverse stock split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in the Company’s management being able to issue more shares without further stockholder approval. The reverse stock split will not affect the number of authorized shares of Company’s capital stock that will continue to be authorized pursuant to the restated certificate of incorporation of Advaxis, as amended.

Potential Increased Investor Interest

On                           , 2022, our Common Stock closed at $              per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower-priced stocks. Also, the Company’s board of directors believes that most investment funds are reluctant to invest in lower-priced stocks.

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There are risks associated with the reverse stock split, including that the reverse stock split may not result in an increase in the per share price of our Common Stock.

The Company cannot predict whether the reverse stock split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split;

●	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	the reverse stock split will result in a per share price that will increase the ability of the Company to attract and retain employees; and

●	the market price per share will achieve the $4.00 minimum bid price requirement for a sufficient period for our Common Stock to be approved for listing by Nasdaq.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

The reverse stock split will be realized simultaneously for all shares of our Common Stock and options to purchase shares of our Common Stock outstanding immediately prior to the effective time of the reverse stock split. The reverse stock split will affect all holders of shares of our Common Stock outstanding immediately prior to the effective time of the reverse stock split uniformly and each such stockholder will hold the same percentage of our Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The reverse stock split will not change the par value of our Common Stock or Preferred Stock and will not reduce the number of authorized shares of our Common Stock or Preferred Stock. Our Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Advaxis stockholders approve the amendment to the Advaxis amended and restated certificate of incorporation as amended effecting the reverse stock split, and if the Company’s board of directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Company will file the amendment to the restated certificate of incorporation as amended with the Secretary of State of the State of Delaware following the determination by the Company’s board of directors of the appropriate split ratio. The Company has agreed with the purchasers of the Preferred Stock that it will file the such amendment with the Secretary of State of the State of Delaware as soon as practicable, but in no event later than one (1) Business Day following stockholder approval of the amendment. Beginning at the split effective time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the split effective time, stockholders will be notified that the reverse stock split has been effected. the Company expects that the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates (or book-entry positions) representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates (or book-entry positions) will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shares held in book-entry form will be automatically exchanged. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

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Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the OTCQX on the date of the filing of the amendment to the restated certificate of incorporation as amended effecting the reverse stock split. For the foregoing purposes, all shares of common stock held by a holder will be aggregated (thus resulting in no more than one fractional share per holder). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s board of directors and stockholders. The Company’s board of directors does not currently contemplate recommending the adoption of any actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split that are applicable to U.S. Holders (as defined below) of our Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences and is based upon current provisions of the Code, existing Treasury Regulations, judicial decisions and published rulings and administrative pronouncements of the IRS, all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to holders of our Common Stock as described in this summary.

This discussion does not address all U.S. federal income tax consequences relevant to holders of our Common Stock. In addition, it does not address consequences relevant to holders of our Common Stock that are subject to particular U.S. or non-U.S. tax rules, including, without limitation, to holders of our Common Stock that are:

●	persons who do not hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

●	brokers, dealers or traders in securities, banks, insurance companies, other financial institutions or mutual funds;

●	real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

●	pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

●	subject to the alternative minimum tax provisions of the Code;

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●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of our Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who acquired their shares of Advaxis stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to Advaxis stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

●	persons who acquired their shares of our Common Stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

Holders of our Common Stock subject to particular U.S. or non-U.S. tax rules, including those that are described in this paragraph, are urged to consult their own tax advisors regarding the consequences to them of the reverse stock split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner in the partnership or other pass-through entity will generally depend upon the status of the partner, the activities of the partnership or other pass-through entity and certain determinations made at the partner level.

In addition, the following discussion does not address the tax consequences of the reverse stock split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) is authorized or has the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

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Tax Consequences of the Reverse Stock Split

The proposed reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed reverse stock split, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed reverse stock split should equal the aggregate adjusted tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the proposed reverse stock split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the proposed reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our Common Stock surrendered exceeded one year at the effective time of the reverse stock split.

Information Reporting and Backup Withholding

Payments of cash made in lieu of a fractional share of our Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting is required to approve the amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of our Common Stock.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1 TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVAXIS TO EFFECT THE REVERSE STOCK SPLIT.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the amendment to the amended and restated certificate of incorporation of Advaxis to effect the reverse stock split.

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PROPOSAL NO. 2 – APPROVAL OF POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If we fail to receive a sufficient number of votes to approve Proposal No. 1, we may propose to adjourn the Special Meeting, for a period of not more than 60 days, for the purpose of soliciting additional proxies to approve Proposal No. 1. Advaxis currently does not intend to propose an adjournment at the Special Meeting if there are sufficient votes to approve Proposal No. 1.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present in attendance or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies to approve Proposal No. 1.

ADVAXIS’ BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares “FOR” the ratification to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

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OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Special Meeting other than as set forth herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Igor Gitelman, VP of Finance, Advaxis, Inc., 9 Deer Park Drive, Suite K-1, Monmouth Junction, NJ 08852, or by calling 609-250-7519. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2022 Annual Meeting, our Corporate Secretary must have received the written proposal at our principal executive offices no later than December 22, 2021; provided, however, that in the event that we hold the 2022 Annual Meeting more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

Stockholder proposals to be presented at the 2022 Annual Meeting other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2021 Annual Meeting, must be received in writing at our corporate offices not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary of the date this year’s annual meeting and must comply with the other requirements set forth in our By-Laws.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

In addition, all documents the Company files under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to the Corporate Secretary, Advaxis, Inc., 9 Deer Park Drive, Suite K-1, Monmouth Junction.

February _ , 2022

BY ORDER OF THE BOARD OF DIRECTORS
OF ADVAXIS, INC.

/s/ Kenneth A. Berlin
Kenneth A. Berlin
President and Chief Executive Officer, Interim Chief Financial Officer

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Appendix A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ADVAXIS, INC.

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Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

of

Advaxis, Inc.

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of the Corporation is Advaxis, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding at the end of Article Fourth the following new paragraph:

“Effective immediately upon the filing of this Certificate of Amendment with the Secretary of the State of Delaware (the “Effective Time”), each ( ) shares of the Corporation’s Common Stock, par value $0.001 per share (“Common Stock”), then issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the OTCQX on the date on which the Effective Time occurs.”

2. The foregoing amendment has been duly adopted by the board of directors of the Corporation and the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon at the special meeting of stockholders of the Corporation held on , 2022 pursuant to Sections 141 and 242 of the DGCL.

3. This Certificate of Amendment shall be effective on , 2022 at Eastern Time.

IN WITNESS WHEREOF, Advaxis, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this day of , 2022.

Kenneth A. Berlin
President, Chief Executive Officer and Interim
Chief Financial Officer

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ADVAXIS, INC.

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

SPECIAL MEETING OF STOCKHOLDERS –                  , 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON STOCK

The undersigned stockholder of Advaxis, Inc. hereby constitutes and appoints and as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock standing in the name of the undersigned at the Special Meeting of Stockholders to be held entirely online at the link provided here www.virtualshareholdermeeting.com/ADXS2022SM on                      , 2022, beginning at                   , local time, and at any adjournments or postponements thereof, upon the following:

Proposal No. 1: Approval of an amendment to the Amended and Restated Certificate of Incorporation (as amended to date, the “Charter”) to effect a reverse stock split of our common stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal No. 2: Approval of a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSAL, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Number of shares of Common Stock voted: ___________________ or ☐ all (please check if all)

Please check if you intend to be present at the meeting: ☐

25

Date:

Signature:

Signature:

Title:

Voting Instructions

You may vote your proxy in the following ways:

☐ Via Internet:

☐ Login to www.virtualshareholdermeeting.com/ADXS2022SM

☐Via Phone:

☐Via Mail:

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on               , 2022.

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ADVAXIS, INC.

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ 08852

SPECIAL MEETING OF STOCKHOLDERS – DECEMBER 8, 2021

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED STOCK

The undersigned stockholder of Advaxis, Inc. hereby constitutes and appoints            and            as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of Series D convertible redeemable preferred stock standing in the name of the undersigned at the Special Meeting of Stockholders to be held entirely online at the link provided here www.virtualshareholdermeeting.com/ADXS2022SM on             , 2022, beginning at             , local time, and at any adjournments or postponements thereof, upon the following:

Proposal One: Approval of an amendment to the Amended and Restated Certificate of Incorporation (as amended to date, the “Charter”) to effect a reverse stock split of our common stock at a ratio to be determined by the Board of Directors within a range of one-for-twenty to one-for-eighty (or any number in between), without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders.

☐ VOTE*

* The terms of the Series D convertible redeemable preferred stock provide that the shares of Series D convertible redeemable preferred stock, when cast, shall automatically be voted in a manner that “mirrors” the proportions on which the shares of the Company’s common stock (excluding any shares of common stock that are not voted) are voted on the Proposal One. For example, if 30% of the aggregate votes cast by common stock voting in connection with Proposal One are voted against Proposal One and 70% of the aggregate votes cast by common stock voting in connection with Proposal One are voted in favor thereof, then 30% of the votes cast by the shares of Series D convertible redeemable preferred stock voting in connection with Proposal One shall vote against the approval of Proposal One and 70% of such votes shall be cast in favor of Proposal One.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Number of shares of Preferred Stock voted: __________________ or ☐ all (please check if all)

Please check if you intend to be present at the meeting: ☐

Date:

Signature:

Signature:

Title:

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Voting Instructions

You may vote your proxy in the following ways:

☐ Via Internet:

☐ Login to www.virtualshareholdermeeting.com/ADXS2022SM

☐Via Phone:

☐Via Mail:

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on                 , 2022.

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